SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2003

         STRATTEC SECURITY CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin

(State or other jurisdiction of incorporation)

0-25150	39-1804239

(Commission File Number)	(I.R.S. Employer I.D. Number)

3333 West Good Hope Road Milwaukee, WI	53209

(Address of Principal Executive Offices)	(Zip Code)

(414) 247-3333

(Registrant's telephone number; including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1--Press Release of STRATTEC SECURITY CORPORATION, issued October 9, 2003.

Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition

On October 9, 2003, STRATTEC SECURITY CORPORATION issued a press release (the "Press Release") announcing results for the fiscal first quarter ended September 28, 2003. A copy of the Press Release is attached as Exhibit 99.1 to this report. The attached Exhibit 99.1 is furnished pursuant to Item 9 and Item 12 of Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATTEC SECURITY CORPORATION

Date: October 10, 2003	By:	/s/ Patrick J. Hansen

Patrick J. Hansen, Vice President and Chief Financial Officer

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